Exhibit 10.7

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of May 8, 2006, by and among Indalex Holdings Finance, Inc., a Delaware corporation (the “Company”), Indalex Co-Investment, LLC, a Delaware limited liability company (“Purchaser”) and each Person whose name appears on the signature page hereto under the heading “Sellers” (collectively, the “Sellers”).

WHEREAS, on the date hereof, Sun Indalex, LLC (“Sun”) has converted 89,654 shares of Voting Common Stock into 89,654 shares of Non-Voting Common Stock pursuant to Article Four, paragraph (c)(iv) of the Amended and Restated Certificate of Incorporation of the Company;

NOW, THEREFORE, In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Purchase and Sale of Securities.  Upon execution of this Agreement, (i) Purchaser will purchase, and each Seller shall sell, shares of Non-Voting Common Stock, in the amounts set forth on attached Schedule A under the heading “Securities” (the “Securities”), and in payment therefor (ii) Purchaser will deliver to each Seller the consideration set forth opposite each Seller’s name on attached Schedule A under the heading “Proceeds.”

2.             Representations and Warranties of Each Seller and the Company.  In connection with the purchase and sale of the Securities hereunder, the Company and each Seller, individually and not jointly or severally, represents and warrants to Purchaser that:

(a)           The execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which the Company and/or each Seller are a party to have been duly authorized by the Company and each Seller to the extent applicable.  This Agreement and all other agreements contemplated hereby each constitute a valid and binding obligation of the Company and each Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and limitations on the availability of equitable remedies.

(b)           The execution and delivery by the Company and each Seller of this Agreement and all other agreements contemplated hereby to which the Company and each Seller are parties, the sale of the Securities hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company and each Seller, do not and shall not conflict with, violate or cause a breach of any agreement or instrument to which each Seller, the Company or any of its subsidiaries are parties, any judgment, order or decree to which each Seller, the Company or any of its subsidiaries are subject, and if each Seller, the Company or any of its subsidiaries are entities, any of the terms or provisions of their certificate of incorporation, certificate of formation, articles of partnership, bylaws, limited liability company agreement, partnership agreement or any other organizational document to which each Seller, the Company or any of its subsidiaries are subject.

(c)           Such Seller is the record owner of, and has good and marketable title to, the Securities owned by such Seller, free and clear of all encumbrances.  Such Seller shall sell to Purchaser the Securities set forth opposite such Seller’s name on attached Schedule A, free and clear of all encumbrances.

(d)           THE REPRESENTATIONS AND WARRANTIES BY EACH SELLER EXPRESSLY SET FORTH IN THIS SECTION 2 CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES MADE TO PURCHASER BY EACH SELLER IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, AND PURCHASER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE BY EACH SELLER, EXPRESS OR IMPLIED, ARE SPECIFICALLY DISCLAIMED BY EACH SELLER.

3.             Representations and Warranties of the Company. In connection with the purchase and sale of the Securities hereunder, the Company represents and warrants to Purchaser and the Sellers that:

(a)           Indalex Purchaser has not made any written claim (for a breach of warranty or otherwise) under the 2005 Stock Purchase Agreement, other than under Section 2.3 of the 2005 Stock Purchase Agreement.

(b)           The Company is not aware of any fact or circumstance which is reasonably likely to give rise to a material claim (for a breach of warranty or otherwise) being made under the 2005 Stock Purchase Agreement, other than under Section 2.3 of the 2005 Stock Purchase Agreement or with respect to Windows and Doors Litigation.  For purposes of this Section 3(b), a material claim is a claim that is reasonably likely to involve, individually, in excess of $3 million.

(c)           The table of capitalization of the Company as of April 14, 2006 attached as Schedule B is, as at the date hereof, true, complete and accurate.

(d)           The Non-Voting Common Stock to be acquired by Purchaser pursuant to this Agreement shall represent 8.171 percent of the Common Stock calculated on a fully diluted basis as of the date hereof.  This percentage assumes the issuance of options to purchase 100,000 shares of Non-Voting Common Stock, none of which have been issued as of the date hereof.

(e)           THE REPRESENTATIONS AND WARRANTIES BY THE COMPANY EXPRESSLY SET FORTH IN SECTIONS 2 AND 3 HEREOF CONSTITUTE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES MADE TO PURCHASER BY THE COMPANY IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, AND PURCHASER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE  BY THE COMPANY, EXPRESS OR IMPLIED, ARE SPECIFICALLY DISCLAIMED BY THE COMPANY.

4.             Acknowledgement and Consent of Certain Sellers.

Each of H.I.G. Sun Partners, Inc., Glen Oken and Gary Talarico hereby acknowledges and consents that Sun is a member of Purchaser and has a significant economic interest in any profits earned by Purchaser by reason of its investment in the Company.

5.             Representations and Warranties of Purchaser.  In connection with the purchase and sale of the Securities hereunder, Purchaser represents and warrants to the Sellers that:

(a)           Purchaser has, independently and without reliance upon the Sellers and based on such documents and information as it has deemed appropriate, made its own investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company.

(b)           The execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which Purchaser is a party have been duly authorized by Purchaser.  This Agreement and all other agreements contemplated hereby each constitute a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and limitations on the availability of equitable remedies.

(c)           The execution and delivery by Purchaser of this Agreement and all other agreements contemplated hereby to which Purchaser is a party, the purchase of the Securities hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by Purchaser, do not and shall not conflict with, violate or cause a breach of any agreement or instrument to which Purchaser is a party, any judgment, order or decree to which Purchaser is subject, or any of the terms or provisions of Purchaser’s certificate of formation, limited liability company agreement or any other organizational document to which Purchaser is subject.

(d)           Purchaser is an “accredited investor” (within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission).

(e)           Purchaser (i) has received and carefully read a copy of the Stockholders’ Agreement attached hereto as Exhibit A and the Registration Agreement attached hereto as Exhibit B; (ii) has been given the opportunity to consult with independent legal counsel regarding its rights and obligations under the Stockholders’ Agreement and the Registration Agreement and has consulted with such independent legal counsel regarding the foregoing (or, after carefully reviewing the Stockholders’ Agreement and the Registration Agreement, has freely decided not to consult with independent legal counsel); and (iii) fully understands the terms and conditions contained in the Stockholders’ Agreement and the Registration Agreement and agrees that the terms therein will be binding and enforceable against it.  Purchaser acknowledges receipt of and understands the terms of the Company’s Amended and Restated Certificate of Incorporation attached hereto as Exhibit C; and

(f)            Purchaser acknowledges that Indalex Holding Corp., a subsidiary of the Company (“Indalex”), is a party to a Management Services Agreement, dated February 2, 2006 (the “MSA”), with an affiliate of Sun, a copy of which is attached hereto as Exhibit D.  Purchaser further acknowledges that Sun Capital Securities Offshore Fund, Ltd., an affiliate of Sun, is the holder of $15.0 million in aggregate principal amount of 11 ½% Second-Priority Senior Secured Notes due 2014 issued by Indalex.

6.             Waiver

In connection with the transactions contemplated by this Agreement, each of the Company and Sun hereby waive any applicable provision of Section 2.2 of the Stockholders’ Agreement.

7.             Securities Law Restrictions on Transfer of the Restricted Securities.

(a)           The Securities are Restricted Securities transferable only pursuant to (i) public offerings registered under the Securities Act or (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available.

(b)           Each certificate or instrument representing the Securities shall be imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THE STOCKHOLDERS’ AGREEMENT DATED AS OF FEBRUARY 2, 2006 AMONG THE ISSUER HEREOF AND CERTAIN OTHER PERSONS, A TRUE AND CORRECT COPY OF WHICH IS ON FILE AT THE ISSUER’S CHIEF EXECUTIVE OFFICE.  UPON WRITTEN REQUEST TO THE ISSUER, A COPY THEREOF WILL BE MAILED OR OTHERWISE PROVIDED WITHOUT CHARGE WITHIN TEN (10) DAYS OF RECEIPT OF SUCH REQUEST TO APPROPRIATELY INTERESTED PERSONS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”

(c)           Notwithstanding anything to the contrary contained herein, the Securities are also subject to the restrictions on transfer set forth in the Stockholders’ Agreement and the Registration Agreement, and nothing herein shall be interpreted to limit the restrictions on transfer set forth therein.

8.             Definitions.

“2005 Stock Purchase Agreement” means the Stock Purchase Agreement dated as of September 16, 2005 by and among, inter alia, Indalex Holding Corp. and Honeywell International Inc.

“Common Stock” has the meaning set forth in the Stockholders’ Agreement.

“Indalex Purchaser” means Indalex Holding Corp.

“Non-Voting Common Stock” has the meaning set forth in the Stockholders’ Agreement.

“Registration Agreement” means the Registration Agreement, dated as of February 2, 2006, by and among the Company, Sun and certain other stockholders of the Company.

“Restricted Securities” means the Securities. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 5(b) have been delivered by the Company in accordance with Section 5.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder.

“Stockholders’ Agreement” means the Stockholders’ Agreement, dated as of February 2, 2006, by and among the Company, Sun, and the Minority Stockholders (as defined therein).

“Voting Common Stock” has the meaning set forth in the Stockholders’ Agreement.

“Windows and Doors Litigation” means claims arising under the Purchase Agreement by and among Nortek, Inc., Caradon Limited and Caradon America Inc., dated April 6, 1999, and the Purchase Agreement by and among MI Home Products, Inc., MI Metals, Inc., Caradon Doors and Windows, Inc. and Caradon, Inc., dated February 26, 1999.

9.             General Provisions.

(a)           Survival of Representations.  All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by a party or on its behalf.

(b)           Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at:

If to Purchaser, to it at:

Goldman Sachs Distressed Opportunities Fund III, L.P.,

32 Old Slip, New York, New York, 10005

Attention:

Telecopy No.:

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP,

One New York Plaza, New York, NY 10004

Attention: David Sheldon and Jack Jacobson

Telecopy No.:  (212) 859-8587

If to the Sellers, to the recipient at the address indicated for such person in the Stockholders’ Agreement.

with a copy to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, IL 60601

Attention: Douglas C. Gessner, P.C.

Telecopy No.:  (312) 861-2200

(c)           Transfers in Violation of Agreement. Any transfer or attempted transfer of any Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Securities as the owner of such Securities for any purpose.

(d)           Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(e)           Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(f)            Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.  Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

(g)           Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Purchaser, the Sellers and their respective successors and assigns (including subsequent holders of the Securities).

(h)           Choice of Law; Waiver of Jury Trial. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTY IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i)            Remedies.  Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorneys’ fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party in its sole discretion may apply to any court of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(j)            Amendment and Waiver.  The provisions of this Agreement may be amended and waived only with the prior written consent of each of the Sun and Purchaser.

*     *     *     *     *

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.

INDALEX CO-INVESTMENT, LLC

/s/ Jennifer Barbetta
Name: Jennifer Barbetta
Title: Authorized Signatory

SELLERS:

SUN INDALEX, LLC

/s/ Michael McConvery
Name: Michael McConvery
Title: Vice President

H.I.G. SUN PARTNERS, INC.

/s/ Anthony James
Name:
Title:

/s/ Glenn Oken
Glenn Oken

/s/ Gary Talarico
Gary Talarico

COMPANY:

INDALEX HOLDINGS FINANCE, INC.

/s/ Michael McConvery
Name: Michael McConvery
Title: Vice President

SCHEDULE A

Seller	Securities	Proceeds
Sun Indalex, LLC	89,654 shares of Non-Voting Common Stock	$9,974,026.13
H.I.G. Sun Partners, Inc.	81 shares of Non-Voting Common Stock	$9,021.32
Glenn Oken	4 shares of Non-Voting Common Stock	$451.07
Gary Talarico	148 shares of Non-Voting Common Stock	$16,501.49
Total	89,887 shares of Non-Voting Common Stock	$10,000,000.00

SCHEDULE B

Capitalization of Indalex Holdings Finance, Inc. — As of April 14, 2006 Following Closing of Management Equity Offering

Name	No. Shares Voting Common Stock	No. Shares Non-Voting Common Stock	Total No. Shares Common Stock (outstanding)	Percent Common Stock (outstanding) (%)	No. Shares Common Stock (fully diluted)	Percent Common Stock (fully diluted) (%)
Sun Indalex, LLC	993,804	—	993,804	99.369%	993,804	90.336%
H.I.G. Sun Partners, Inc.	—	899	899	0.090%	899	0.082%
Glenn Oken	—	45	45	0.004%	45	0.004%
Gary Talarico	—	1,644	1,644	0.164%	1,644	0.149%
Timothy Stubbs	—	898	898	0.090%	898	0.082%
Mike Alger	—	674	674	0.067%	674	0.061%
Jerry Nies	—	180	180	0.018%	180	0.016%
Bill Corley	—	108	108	0.011%	108	0.010%
Bill Wainio	—	108	108	0.011%	108	0.010%
Dale Prows	—	90	90	0.009%	90	0.008%
Jim Piperato	—	90	90	0.009%	90	0.008%
Ron Nelson	—	404	404	0.040%	404	0.037%
Mike Faust	—	135	135	0.013%	135	0.012%
Karen MacMillan	—	135	135	0.013%	135	0.012%
Keith Burlingame	—	90	90	0.009%	90	0.008%
Joe Valvo	—	180	180	0.018%	180	0.016%
Terry Wagner	—	90	90	0.009%	90	0.008%
Pat Wooley	—	90	90	0.009%	90	0.008%
Bill Peterson	—	90	90	0.009%	90	0.008%
Chris Hammond	—	90	90	0.009%	90	0.008%
Scott Williams	—	90	90	0.009%	90	0.008%
Arthur Osborn	—	90	90	0.009%	90	0.008%
Jerrod Hoeft	—	90	90	0.009%	90	0.008%

Employee Stock Option Pool	—	—	—	0.000%	100,000	9.090%

TOTAL	993,804	6,310	1,000,114	100.00%	1,100,114	100.00%

NOTES:

1. Employee Stock Options are options to acquire shares of Non-Voting Common Stock